UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2009

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CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

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PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 STATE ROAD, BENSALEM, PA (Address of principal executive offices)		19020 (Zip Code)

Registrant’s telephone number, including area code: (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2009, Charming Shoppes, Inc. (the “Company”) and each of its named executive officers: Eric M. Specter, Executive Vice President and Chief Financial Officer; Joseph M. Baron, Executive Vice President and Chief Operating Officer; James G. Bloise, Executive Vice President, Supply Chain, QA-QC and Technical Design; and Colin D. Stern, Executive Vice President, General Counsel and Secretary (the “Executives”), as well as certain other members of senior management, amended their respective executive severance agreements (the “Agreements”) to eliminate the excise tax gross up that would apply in the event of a change in control of the Company.  The terms of the Agreements between the Company and the Executives were previously disclosed in the Form 8-K dated February 1, 1008 and filed with the Securities and Exchange Commission on February 5, 2008 and the Form 8-K dated September 18, 2008 and filed with the Securities and Exchange Commission on September 24, 2008, which are hereby incorporated by reference.

The amendments provide that the Executives are no longer entitled to a tax gross up payment if an excise tax under section 4999 of the Internal Revenue Code of 1986, as amended, is imposed on any payments upon a change in control of the Company.  Under the amended Agreements, no gross up payment will be made and, instead, any payments under the Agreements will be reduced to the section 280G threshold amount if such reduction would provide the Executive with a greater net after-tax amount than would be the case if no reduction was made.  All other terms of the Agreements remain unchanged.

A copy of the form of amendment to the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits (c) Exhibits.

Exhibit No.	Description

10.1
Form of Amendment to the Severance Agreements between certain executive vice presidents and the Company, including the following named executive officers: Eric M. Specter, Joseph M. Baron, James G. Bloise and Colin D. Stern

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: May 5, 2009

/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1
Form of Amendment to the Severance Agreements between certain executive vice presidents and the Company, including the following named executive officers: Eric M. Specter, Joseph M. Baron, James G. Bloise and Colin D. Stern

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